                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D)  OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 July 16, 1998
                                 -------------
                Date of Report (Date of earliest event reported)


                                DOCUMENTUM, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                     0-27358                  95-4261421
    -----------------------------------------------------------------------
(State or other jurisdiction of    (Commission             (I.R.S. Employer
incorporation)                     File Number)           Identification No.)

                              5671 GIBRALTAR DRIVE
                           PLEASANTON, CA  94588-8547
                           --------------------------
                    (Address of principal executive offices)


                                 (925) 463-6800
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

     The following discussion contains forward-looking statements that involve risk and uncertainties. The Company's actual results could differ materially from those discussed here. Factors that could cause or contribute to such differences include, but are not limited to those discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to release the results of any revision to these forward-looking statements which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

     Relevance Technologies, Inc. ("Relevance") was merged with and into RTI Acquisition Corp, a Delaware corporation ("Merger Sub"), pursuant to an Agreement and Plan of Merger and Reorganization, dated as of July 16, 1998, among Documentum, Relevance and Merger Sub (the "Agreement"). The total consideration paid in the merger was approximately $36,500,000, with Documentum issuing approximately $5,000,000 in cash (including $1,500,000 attributable to an earlier investment by Documentum in Relevance) and $31,500,000 worth of Documentum Common Stock, valued at $48.30475 per share, in exchange for all outstanding Relevance shares. The terms of the Agreement were determined through arms' length negotiations between Documentum and Relevance. A copy of the agreement is incorporated by reference as Exhibit 2.1.

     The merger of Relevance with and into Merger Sub (the "Merger") became effective at the time of the filing of an Agreement of Merger with the Delaware Secretary of State on July 16, 1998 (the "Effective Time") after the outstanding shares of Relevance common stock, par value $0.001 per share ("Relevance Common Stock"), and the outstanding shares of Merger Sub common stock, par value $0.001 per share ("Merger Sub Common Stock"), approved the issuance of Documentum Common Stock in connection with the Merger. At the Effective Time: (i) Relevance ceased to exist; (ii) Merger Sub, as the surviving corporation in the Merger, became a wholly owned subsidiary of Documentum; and (iii) subject to the provisions of the Agreement relating to the payment of cash in lieu of fractional shares, each share of Relevance Common Stock outstanding immediately prior to the Effective Time was converted into the right to receive (x)
 .07767491925 shares of Documentum Common Stock and (y) approximately $0.47 in cash.

     In addition, pursuant to the Agreement, at the Effective Time, all rights with respect to Relevance options then outstanding, were converted into and became rights with respect to Documentum Common Stock, and Documentum assumed each such outstanding Relevance option in accordance with the terms of such option. By virtue of the assumption by Documentum of such Relevance options, from and after the Effective Time: (i) each Relevance option assumed by Documentum may be exercised solely for Documentum Common Stock; (ii) the number of shares of Documentum Common Stock subject to each such Relevance option is equal to the number of shares of Relevance Common Stock subject to such option immediately prior to the Effective Time multiplied by .08740371842 (the "Option Exchange Ratio" in the Merger), rounded down to the nearest whole share (with cash, less the applicable exercise price, being payable for any fraction of a share); and (iii) the per share exercise price under each such Relevance option was adjusted by dividing the per share exercise price under such Relevance option by the Option Exchange Ratio and rounding up to the nearest cent.

     The former stockholders of Relevance are receiving approximately 578,488 shares of Documentum Common Stock pursuant to the Merger. In addition, approximately 73,609 shares of Documentum Common Stock may be issued in connection with the exercise of the Relevance options assumed by Documentum or the exercise of Documentum options issued to replace Relevance options in connection with the Merger.

     The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is expected to be accounted for as a purchase. A copy of the press release announcing the consummation of the Merger is incorporated by reference as Exhibit 99.1.

     Documentum, Inc. ("Documentum" or the "Company") develops, markets and supports a family of intranet and client/server software-based solutions that enable companies to share, manage and reuse the vital corporate knowledge contained in documents. The Documentum Enterprise Document Management System
(EDMS) is the choice of Global 1000 companies that require a fast-payback document management solution designed for rapid and flexible deployment, ease of use and high return on investment. With the Documentum EDMS, these companies are achieving dramatic improvements in business-critical document processes with powerful benefits: accelerated time to market, improved product quality, enhanced operational efficiencies and guaranteed regulatory or contract compliance.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (a)  Financial Statements of the Business Acquired


     The financial statements of Relevance Technologies, Inc. required to be filed pursuant to Item 7(a) of Form 8-K were not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

(b)  Pro Forma Financial Information

     The Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (c)  Exhibits

               EXHIBIT
                NUMBER    DESCRIPTION

                (1)2.1 Agreement and Plan of Merger and Reorganization, dated as of July 16 1998, among Documentum, Inc. a Delaware corporation, RTI Acquisition Corp, a Delaware corporation, and Relevance Technologies, Inc. a Delaware corporation

                  23.1*   Consent of PricewaterhouseCoopers LLP.

               (2)99.1    Press Release of Documentum, Inc, dated July 16,
                          1998.

     *  To be filed by amendment

(1) Incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-3 (333-59331).

(2) Incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K filed with the Commission on July 16, 1998.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DOCUMENTUM, INC.



Date:  July 29, 1998              /s/ Mark S. Garrett
                                  -------------------

                                  Mark S. Garrett
                                  Vice President, Chief Financial Officer and
                                   Secretary

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

                                 EXHIBIT INDEX

              EXHIBIT
              NUMBER      DESCRIPTION

              (1)2.1 Agreement and Plan of Merger and Reorganization, dated as of July 16 1998, among Documentum, Inc. a Delaware corporation, RTI Acquisition Corp, a Delaware corporation, and Relevance Technologies, Inc. a Delaware corporation

                23.1*     Consent of PricewaterhouseCoopers LLP.

             (2)99.1      Press Release of Documentum, Inc, dated July 16, 1998.

     * To be filed by amendment

(1) Incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-3 (333-59331).

(2) Incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K filed with the Commission on July 16, 1998.

                                       20